EQUITY/DOMESTIC
Scudder 21st Century Growth Fund


Semiannual Report
January 31, 2001



For investors seeking long-term growth of capital by investing primarily in common stocks of emerging growth companies poised to be leaders in the new century.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      21   Financial Statements

                      25   Financial Highlights

                      27   Notes to Financial Statements

                      37   Officers and Trustees

                      38   Investment Products and Services

                      40   Account Management Resources

Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol SXXIX           fund number 150
Class S                        ticker symbol SCTGX           fund number 050
--------------------------------------------------------------------------------

Date of         o    For the six months ended January 31, 2001, the fund's
Inception:           Class S shares returned -13.59%, underperforming both
9/9/96               its Lipper peer group average, which declined 7.71%,
                     and its unmanaged benchmark, the Russell 2000 Growth
Total Net            Index, which was down 9.41%.
Assets as
of 1/31/01--    o    While the fund's energy stocks performed well, and its
                     technology holdings declined no more than the average
Class AARP:          technology stock, this was more than offset by
$5 million           underperformance in health care, consumer products,
                     capital goods and basic materials.
Class S:
$329 million

Dear Shareholders,

The year 2000 may be remembered as the year when investors aggressively sold stocks as their prices, in relation to expected growth and earnings, seemed excessive. The sell-off was particularly hard on growth stocks, including some technology companies with little or no earnings expectations. Many growth stocks suffered as economic growth in the United States slowed, energy prices soared, interest rates rose, and corporate earnings declined. While Scudder 21st Century Growth Fund was able to sustain performance through most of the period thanks to its above-average weighting in the energy sector, that same overweighting hurt the fund in January as prices of energy stocks softened. As a result, the fund underperformed its benchmark by approximately four percentage points over the past six months. Although the fund's technology holdings performed no worse than the market in technology, the fund's performance was negatively affected by losses and underperformance in health care, consumer products, capital goods and basic materials. However, it is worth pointing out that while the fund lagged its benchmark for the past six months, its return was more than double that of the benchmark for the 12 months ended July 31, 2000. Also, the fund has provided an average annual return of more than 17.3% since its inception on September 9, 1996.

At times like this, we believe the fund's continued emphasis on well-managed companies with real earnings outlooks and clear business plans will result in strong performance over the long run. Also, by using the team approach behind every Scudder fund -- where portfolio managers are supported by economists, research analysts, and other investment specialists -- we believe we can find growth companies in niche markets whose long-range prospects may be obscured by short-term volatility in the market. For more information on where the portfolio managers of Scudder 21st Century Growth Fund see opportunities going forward, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder 21st Century Growth Fund. For current information on the fund or your account, visit our Web site. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder 21st Century Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder 21st
                Century Growth            Russell 2000
                Fund -- Class S           Growth Index*

                    10000                    10000
                     9883                    10277
                    10725                    11090
                    10567                    11173
                    11033                    10944
                    12692                    11980
                    15408                    12534
                    24401                    16252
                    23347                    15182
                    20176                    13753


Fund Index Comparison
                                                            Total Return
                               Growth of                               Average
Period ended 1/31/2001          $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,268              -17.32%           -17.32%
--------------------------------------------------------------------------------
Life of Class**                $  20,175              101.75%            17.32%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $   8,463              -15.37%           -15.37%
--------------------------------------------------------------------------------
Life of Class**                $  13,753               37.53%             7.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER 21ST CENTURY GROWTH FUND -- CLASS S TOTAL RETURN (%) AND RUSSELL 2000 GROWTH INDEX* TOTAL RETURN (%)

                                 Yearly periods ended January 31
                                  1997**  1998   1999   2000   2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                        -1.17    6.91  20.11  92.26 -17.32
--------------------------------------------------------------------------------
Index Total
Return (%)                         2.77    8.72   7.22  35.66 -15.37
--------------------------------------------------------------------------------
Net Asset
Value ($)                         11.86   12.68  15.23  28.44  22.30
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                  --      --     --    .82   1.22
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin
   September 30, 1996.

   On May 1, 2000, existing shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares on October 2, 2000. The total return information provided is for the Fund's Class S.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2001

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                            The fund retained a
Common Stocks               94%                            modest cash position
Cash Equivalents             6%                              during the period.
------------------------------------
                           100%
------------------------------------






--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 6% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        Technology makes up the
                                                       largest sector, although
Technology                  26%                               its weighting was
Energy                      15%                              reduced during the
Health                      13%                             period, while other
Manufacturing               11%                              sectors, including
Consumer Discretionary      10%                         energy and health care,
Service Industries           8%                                 were increased.
Construction                 4%
Durables                     3%
Media                        3%
Consumer Staples             3%
Other                        4%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(24% of Portfolio)                                        While a few technology
                                                         holdings contributed to
  1.     Albany Molecular Research, Inc.                       performance, many
         Outsourcer of integrated chemistry products               biotechnology
                                                                 and specialized
  2.     Power-One, Inc.                                       service  holdings
         Manufacturer of power supplies for electronic         provided positive
         equipment manufacturers                              six-month returns.

  3.     Advent Software, Inc.
         Provider of stand-alone and client/server software products

  4.     Copart, Inc.
         Auctioneer of damaged vehicles for insurance companies

  5.     CryoLife, Inc.
         Provider of cryopreservation of viable human tissue for transplants

  6.     Swift Energy Co.
         Explorer and producer of oil and natural gas

  7.     Cabot Microelectronics Corp.
         Manufacturer of slurries used in chemical mechanical planarization

  8.     Rent-A-Center, Inc.
         Owner and operator of rent-to-own stores and franchises

  9.     Transwitch Corp.
         Developer, marketer and supporter of integrated digital and mixed-signal semiconductors

 10.     Radio One, Inc.
         Operator of radio broadcasting business











For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the fund's market environment and strategy for the six-month period ended January 31, 2001, as well as their outlook for the coming months.

                     Q: The latter part of 2000 saw exceptional weakness in the equity markets. How did the fund perform for the six-month period ended January 31, 2001?

                     A: The fund suffered substantial losses this past autumn and in the early winter in the wake of the worst calendar year for the unmanaged Nasdaq Composite Index ever (down 39.29%). Led by the technology sector, many stocks posted double-digit declines as U.S. economic growth slowed, energy prices soared, interest rates rose, and earnings expectations were sharply reduced. Initially, the fund succeeded in preserving capital to a greater extent than its peers by having a triple weighting in the energy sector relative to the Russell 2000 Growth Index. However, prices of energy stocks softened in January as reserves of natural gas, while low by historical norms, were higher than some analysts expected. For the six months ended January 31, 2001, the fund's Class S shares returned -13.59%, underperforming both its Lipper peer group average, which declined 7.71%, and its unmanaged benchmark, the Russell 2000 Growth Index, which was down 9.41%. However, we think it's worth mentioning that, for the 12 months ended July 31, 2000, the fund returned 51.52%, versus 21.13% for the Russell 2000.

                     Q:  How are you seeking to improve performance?

                     A: We will continue to focus on well-run companies with real earnings outlooks and clear business plans, particularly in technology. In our view, it has become even more important to carefully examine the fundamental operations of growth companies, especially newer, smaller businesses. While we sometimes pay a little more to buy what we feel are the best companies, in the long run, we think we're better off with a portfolio of small companies with strong balance sheets and predictable earnings. More specifically, we have cut our energy weighting from three times the weighting of the benchmark to two times, and we have begun adding to our technology holdings. We believe that the prices of a number of technology stocks, such as Cabot Microelectronics Corp., a company that supplies abrasive liquids that polish integrated circuits during manufacturing, have been beaten down excessively in the technology sell-off.

                     Q: Can you specify some holdings that did well, or did not perform as expected?

                     A: Health care did well for much of the fiscal period, with many biotechnology and specialized service holdings providing positive six-month returns. However, in January, this sector suffered a setback as investors reallocated investment dollars to economically sensitive sectors such as machinery and autos. Many investors believe cyclical companies will benefit from the Federal Reserve Board's January decision to cut short-term interest rates by 100 basis points (1%) to 5.5%.

                     To examine what happened in health care, let's take a look at Albany Molecular Research, an integrated outsourcing company that performs chemistry research services for biotechnology and pharmaceutical firms, and the fund's largest holding as of January 31, 2001. While a strong positive contributor to the fund's six-month results (gaining more than 73% during the period), Albany Molecular fell over 22% in January amid a broad decline in biotechnology stocks. Still, as of this writing, we remain confident in the company's long-term prospects and we feel it is well-positioned to benefit from a continuing boom in new drug research.

                     Within the technology sector, a few semiconductor equipment companies, such as Cabot Microelectronics, and defense electronics firms provided positive returns for the past six months. However, most technology subsectors such as computer software and networking dropped by huge amounts as the short-term outlook for the group turned decidedly negative. Polycom, a video/data/audio conferencing service provider and currently a top 15 fund holding, dropped more than 40% during the period.

                     Energy stocks made a solid contribution to the fund's performance for the period. But, as mentioned earlier, investor enthusiasm for this sector dimmed in January amid warmer-than-expected weather. Our largest holding in this area as of January 31 was Swift Energy, an exploration and production company focused primarily on natural gas. Not only has the company been able to execute well in terms of finding and producing more oil and gas every year, but it made a discovery in New Zealand last year that was one of the largest discoveries by any oil company in several years. Even with an 8% decline in January, Swift's stock rose more than 56% for the six-month fiscal period.

                     Q: For many consumers, home energy bills are soaring. What has this trend offered for small-cap investors?

                     A: More than half of the homes in the United States are heated with natural gas, and demand for this fuel increased sharply in the 1990s, providing increased opportunities for many small companies involved in drilling wells and distributing energy products. Natural gas prices reached a four-year peak at the end of December 2000 at $11.15 per million BTUs and fell sharply in January 2001 (a BTU is a standard measure of heat that quantifies how much energy it takes to raise the temperature of water one degree). In some areas of the country, short supplies and exceptional cold coupled with large snowfalls this past autumn and early winter drove up prices and demand for natural gas. Energy stock prices rose in tandem, especially for companies involved in exploration and production of natural gas.

                     With January's thaw, energy stock prices retreated from record highs. As of January 3, natural gas prices were still more than twice the level they were at the start of the fund's fiscal year. We remain confident that the pricing environment will remain positive for natural gas companies and we expect to maintain a relatively strong allocation to this sector for the balance of fiscal year 2001.

                     Q: How has the investing environment for small-cap company technology companies changed since July of 2000?

                     A: One measure of the health of the small-cap investing market is the performance of initial public offerings. Since reaching a peak of 2415 on March 31, 2000, the unmanaged Bloomberg IPO (initial public offering) index had fallen by more than half by the end of January. The index measures the performance of stocks during their first publicly traded year and includes all companies with a market value of at least $50 million at their initial public offering.

                     Since the summer of 2000, it has become much tougher for small companies within the technology sector, particularly Internet-related businesses, to secure financing and retain investor confidence. By focusing on what we believe to be well-run companies with well-defined business plans and a clear earnings outlook, we've attempted to manage the increased risks of investing in technology stocks.

                     Q: What's your outlook for the months ahead?

                     A: The Federal Reserve's slashing of the fed funds rate in January has helped some technology stocks stage a modest rebound. However, we think investors will need to see some clear catalysts that the overall U.S. economy is on the mend and that more firms are likely to have accelerating earnings growth before there will be a rebirth of enthusiasm for growth stocks, especially those of smaller companies.

                     Typically the fund's holdings, on a relative earnings basis, do better than large companies because they're in niches that are not mature. We sometimes pay a premium to buy the best, and we strive for a portfolio of stocks with strong balance sheets. We believe small companies in niche markets, with solid franchises, predictable earnings, and strong balance sheets should fare well over the long term.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Balance Sheet  A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

 Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

  Initial Public An offer by owners of a private company to sell a portion of Offering (IPO) their interest in the business to the general public. The owners must register shares with securities regulators.

       Liquidity  The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: Investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

          Market A measure of the size of a company that offers publicly Capitalization traded stock, as determined by multiplying the current share price by the number of shares outstanding.

  Price/Earnings  A widely used gauge of a stock's valuation that indicates
           Ratio what investors are paying for a company's earning power at (also "earnings the current stock price. A P/E ratio may be based on a multiple")  company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

      Volatility  The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------
 Repurchase Agreements 3.1%
 ------------------------------------------------------------------------------------

 State Street Bank and Trust Co., 5.63%,
    to be repurchased at $11,282,764 on 2/1/2001**
    (Cost $11,281,000) ....................................   11,281,000   11,281,000

Short-Term Investments 2.8%

 Student Loan Marketing Association, 5.58%***, 2/1/2001
    (Cost $10,000,000) ....................................   10,000,000   10,000,000



                                                                Shares
 ------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------
 Common Stocks 94.1%
 ------------------------------------------------------------------------------------

 Consumer Discretionary 9.2%
 Apparel & Shoes 0.7%
 Too, Inc.* (Operator of retail clothing and personal
    products stores) ......................................      127,922    2,410,050
                                                                         ------------
 Department & Chain Stores 4.1%
 Hot Topic, Inc.* (Retailer of apparel) ...................      139,000    3,692,188
 Pacific Sunwear of California, Inc.* (Operator of a
    nationwide mall-based specialty retail chain of stores)       91,400    3,199,000
 Rent-A-Center, Inc.* (Owner and operator of rent-to-own
    stores and franchises) ................................      218,700    8,132,906
                                                                         ------------
                                                                           15,024,094
                                                                         ------------
 Hotels & Casinos 1.2%
 Anchor Gaming* (Operator of gaming machines and
    casinos) ..............................................       81,200    4,323,900
                                                                         ------------
 Specialty Retail 3.2%
 Cost Plus, Inc.* (Retailer of casual home living and
    entertainment products) ...............................      184,000    4,588,500
 Gildan Activewear, Inc.* (Manufacturer and marketer of
    branded basic activewear) .............................      163,900    6,883,800
                                                                         ------------
                                                                           11,472,300
                                                                         ------------
 Consumer Staples 2.8%
 Farming 1.0%
 Eden Bioscience Corp.* (Developer, manufacturer and
    marketer of natural products for agriculture) .........      125,700    3,833,850
                                                                         ------------


    The accompanying notes are an integral part of the financial statements.

                                                               Shares     Value ($)
-----------------------------------------------------------------------------------
Food & Beverage 1.8%
Hain Celestial Group, Inc.* (Distributor and seller of
   natural organic and specialty food products) .........      121,064    3,889,181
Wild Oats Markets, Inc.* (Operator of a natural food
   supermarket chain) ...................................      347,200    2,452,100
                                                                       ------------
                                                                          6,341,281
                                                                       ------------
Health 12.3%
Biotechnology 5.7%
Alexion Pharmaceuticals, Inc.* (Developer of
   immunoregulatory compounds) ..........................       96,500    5,048,156
CryoLife, Inc.* (Provider of cryopreservation of viable
   human tissue for transplants) ........................      323,650    8,592,907
QLT Inc.* (Developer of pharmaceutical products) ........       97,100    2,629,319
Regeneration Technologies* (Marketer of replacement
   tissue grafts) .......................................      299,800    4,215,938
                                                                       ------------
                                                                         20,486,320
                                                                       ------------
Medical Supply & Specialty 2.5%
ArthroCare Corp.* (Manufacturer of precision surgical
   equipment) ...........................................      232,000    5,611,500
Inverness Medical Technology, Inc.* (Manufacturer of
   self-test diagnostic products) .......................      111,100    3,306,336
Specialty Laboratories, Inc.* (Provider of clinical
   research) ............................................        8,800      263,560
                                                                       ------------
                                                                          9,181,396
                                                                       ------------
Pharmaceuticals 4.1%
Charles River Laboratories International, Inc.* (Provider
   of research tools and support services in drug
   development) .........................................      122,200    3,446,040
NPS Pharmaceuticals, Inc.* (Developer of small
   molecule drugs) ......................................      149,600    6,049,450
OSI Pharmaceuticals, Inc.* (Provider of pharmaceutical
   research and development) ............................       82,300    5,268,486
                                                                       ------------
                                                                         14,763,976
                                                                       ------------
Communications 2.4%
Telephone/Communications
AudioCodes Ltd.* (Designer, developer and marketer of
   enabling technologies and products for voice over
   packet networks) .....................................       57,900    1,476,450
SBA Communications Corp.* (Provider of wireless
   communications) ......................................      110,300    4,997,969
Sunrise Telecom, Inc.* (Manufacturer and marketer of
   service verification equipment) ......................      181,700    2,055,481
                                                                       ------------
                                                                          8,529,900
                                                                       ------------



    The accompanying notes are an integral part of the financial statements.

                                                               Shares     Value ($)
-----------------------------------------------------------------------------------
Media 3.2%
Broadcasting & Entertainment 2.2%
Entravision Communications Corp. "A"* (Conductor of
   television, radio, outdoor and publishing operations)        44,900      767,790
Radio One, Inc. "D"* (Operator of radio broadcasting
   business) ............................................      478,200    7,173,000
                                                                       ------------
                                                                          7,940,790
                                                                       ------------
Print Media 1.0%
Penton Media, Inc. (Publisher of magazines and electronic
   information products, and producer of trade shows
   and conferences) .....................................      150,100    3,645,929
                                                                       ------------
Service Industries 7.1%
EDP Services 0.6%
OTG Software, Inc.* (Provider of electronic storage
   management) ..........................................      177,200    2,192,850
                                                                       ------------
Investment 0.2%
Multex.com, Inc.* (Provider of online investment research
   and information services) ............................       42,600      782,775
                                                                       ------------
Miscellaneous Commercial Services 6.3%
Copart, Inc.* (Auctioneer of damaged vehicles for
   insurance companies) .................................      488,700    9,193,669
Korn/Ferry International* (Provider of global executive
   recruiting) ..........................................      202,700    3,940,488
Plexus Corp.* (Provider of electronic design,
   manufacturing
   and testing services) ................................       82,900    3,891,119
PurchasePro.com, Inc.* (Provider of Internet
   business-to-business electronic commerce services) ...      215,200    5,635,550
                                                                       ------------
                                                                         22,660,826
                                                                       ------------
Durables 3.3%
Telecommunications Equipment
Spectrasite Holdings, Inc.* (Developer of tower networks
   for the wireless communications industry) ............      346,400    5,715,600
UTStarcom, Inc.* (Provider of telecommunications
   equipment) ...........................................      240,800    6,170,500
                                                                       ------------
                                                                         11,886,100
                                                                       ------------
Manufacturing 11.1%
Chemicals 4.9%
Albany Molecular Research, Inc.* (Outsourcer of
   integrated chemistry products) .......................      197,900    9,449,725

                                                              Shares     Value ($)
----------------------------------------------------------------------------------

Cabot Microelectronics Corp.* (Manufacturer of slurries
   used in chemical mechanical planarization) ..........       99,700    8,455,806
                                                                       ------------
                                                                        17,905,531
                                                                       ------------
Electrical Products 3.4%
ATMI, Inc.* (Supplier of electrical materials) .........      124,900    3,130,306
Power-One, Inc.* (Manufacturer of power supplies for
   electronic equipment manufacturers) .................      196,400    9,243,075
                                                                       ------------
                                                                        12,373,381
                                                                       ------------
Industrial Specialty 2.8%
Active Power, Inc.* (Provider of a non-toxic replacement
   for lead-acid batteries) ............................      150,800    3,581,500
Polycom, Inc.* (Manufacturer of audio and data
   conferencing products) ..............................      228,800    6,449,300
                                                                       ------------
                                                                        10,030,800
                                                                       ------------
Technology 24.5%
Computer Software 10.2%
Advent Software, Inc.* (Provider of stand-alone and
   client/server software products) ....................      167,100    9,221,831
BSQUARE Corp.* (Developer of software) .................      353,100    3,817,894
Descartes Systems Group, Inc.* (Provider of
   inter-enterprise software) ..........................       62,100    1,760,147
Documentum, Inc.* (Developer of software products) .....       97,600    4,221,200
I-many, Inc.* (Provider of Internet-based solutions and
   related professional services) ......................      244,000    4,361,500
Manugistics Group, Inc.* (Provider of solutions for
   enterprises and evolving e-business trading networks)       86,600
                                                                         4,396,303
PLATO Learning, Inc.* (Developer of microcomputer-
   based, interactive, self-paced instructional systems)      142,100
                                                                         3,161,725
Saba Software, Inc.* (Provider of Internet-based
   solutions) ..........................................      139,200    1,983,600
WatchGuard Technologies, Inc.* (Provider of Internet
   security products) ..................................      227,600    3,954,550
                                                                       ------------
                                                                        36,878,750
                                                                       ------------
Diverse Electronic Products 1.1%
Gentex Corp.* (Designer, developer, manufacturer and
   marketer of products which use electro-optic
   technology) .........................................      155,900    3,858,525
                                                                       ------------
Electronic Data Processing 1.0%
Internet Security Systems* (Provider of security
   management solutions for the Internet) ..............       51,500    3,659,719
                                                                       ------------
Office/Plant Automation 2.8%
Mercury Computer Systems, Inc.* (Manufacturer of digital
   signal processing computer systems) .................      101,600    5,429,250



    The accompanying notes are an integral part of the financial statements.

                                                                Shares      Value ($)
-------------------------------------------------------------------------------------
Pinnacle Systems, Inc.* (Manufacturer of video
   post-production workstations) .........................      517,100    4,831,653
                                                                        ------------
                                                                          10,260,903
                                                                        ------------
Precision Instruments 3.0%
Molecular Devices Corp.* (Developer of bioanalytical
   measurement systems) ..................................       78,100    5,867,263
Zygo Corp.* (Developer and manufacturer of measurement
   and improvement instruments) ..........................      114,200    5,081,900
                                                                        ------------
                                                                          10,949,163
                                                                        ------------
Semiconductors 6.4%
Advanced Power Technologies* (Developer, manufacturer
   and distributor of power semiconductors) ..............      165,700    3,210,438
Oak Technology, Inc.* (Manufacturer of multimedia
   semiconductors and related software) ..................      211,900    1,721,688
Silicon Storage Technology, Inc.* (Designer of memory
   chips) ................................................      253,600    3,772,300
Therma-Wave, Inc.* (Developer of process control systems
   for use in the manufacturing of semiconductors) .......      133,300    2,132,800
Transwitch Corp.* (Developer, marketer and supporter of
   integrated digital and mixed-signal semiconductors) ...      162,000    7,978,500
Tripath Technology Inc.* (Designer and marketer of
   semiconductor-based amplifiers) .......................      301,500    4,352,906
                                                                        ------------
                                                                          23,168,632
                                                                        ------------
Energy 12.9%
Oil & Gas Production 6.3%
3TEC Energy Corporation* (Explorer and producer of oil
   and gas) ..............................................      122,000    2,043,500
Barrett Resources Corp.* (Explorer and producer of oil
   and gas) ..............................................      103,400    4,704,700
Energy Partners Ltd.* (Explorer of oil and gas) ..........      129,300    1,653,747
Key Production Co., Inc.* (Producer of oil and gas) ......      178,900    3,506,440
Swift Energy Co.* (Explorer and producer of oil and
   natural gas) ..........................................      249,300    8,578,413
W-H Energy Services, Inc.* (Provider of diversified
   oil field services) ...................................      138,800    2,507,075
                                                                        ------------
                                                                          22,993,875
                                                                        ------------
Oil Companies 2.2%
Newfield Exploration Co.* (Producer and distributor of
   oil and gas) ..........................................       82,100    2,749,529
Stone Energy Corp.* (Producer and distributor of oil
   and gas) ..............................................       94,300    5,121,433
                                                                        ------------
                                                                           7,870,962
                                                                        ------------
Oilfield Services/Equipment 4.4%
Cal Dive International, Inc.* (Provider of a variety of
   services  to the offshore natural gas and oil industry)      132,600    3,207,262


    The accompanying notes are an integral part of the financial statements.

                                                                   Shares       Value ($)
------------------------------------------------------------------------------------------
 National-Oilwell, Inc.* (Manufacturer of oil and gas
    drilling equipment) ....................................       131,600     4,802,084
 Precision Drilling Corp. "A"* (Provider of contract well
    drilling and other services to the oil and gas industry)        96,800     3,633,872
 Universal Compression Holdings, Inc.* (Provider of
    natural gas compression services) ......................       133,900     4,445,480
                                                                            ------------
                                                                              16,088,698
                                                                            ------------
 Construction 3.3%
 Building Materials 0.6%
 Simpson Manufacturing Co., Inc.* (Manufacturer of
    wood-to-wood, wood-to-concrete and
    wood-to-masonry connectors) ............................        43,200     2,271,024
                                                                            ------------
 Building Products 2.7%
 CoStar Group, Inc.* (Provider of building plan
    information) ...........................................       152,600     4,320,488
 Trex Company, Inc.* (Manufacturer of non-wood decking
    alternative products) ..................................       185,900     5,578,859
                                                                            ------------
                                                                               9,899,347
                                                                            ------------
 Transportation 2.0%
 Air Freight 1.2%
 EGL, Inc.* (Provider of air freight services) .............       142,000     4,366,500
                                                                            ------------
 Airlines 0.0%
 Mesa Air Group Inc.* (Operator of a commuter airline) .....        10,900       115,131
                                                                            ------------
 Marine Transportation 0.8%
 Frontline Ltd.* (Operator of a shipowning company) ........       239,700     2,885,950
                                                                            ------------

------------------------------------------------------------------------------------------
Total Common Stocks (Cost $314,906,093)                                      341,053,228
------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $336,187,093) (a)                 362,334,228
------------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $336,302,203. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $26,032,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,060,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,028,870.



    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------
Investments in securities, at value (cost $336,187,093) .   $ 362,334,228
Cash ....................................................           5,967
Receivable for investments sold .........................       1,681,813
Interest receivable .....................................           1,764
Receivable for Fund shares sold .........................       1,767,850
Deferred organization expenses ..........................           3,039
Due from Advisor ........................................         379,208
Other assets ............................................              47
                                                          ---------------
Total assets ............................................     366,173,916
Liabilities
-------------------------------------------------------------------------
Payable for investments purchased .......................       4,365,493
Payable for Fund shares redeemed ........................         239,459
Other accrued expenses and payables .....................         268,354
                                                          ---------------
Total liabilities .......................................       4,873,306
-------------------------------------------------------------------------
Net assets, at value                                        $ 361,300,610
-------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................      (1,477,808)
Net unrealized appreciation (depreciation) on investments      26,147,135
Accumulated net realized gain (loss) ....................     (74,067,427)
Paid-in capital .........................................     410,698,710
-------------------------------------------------------------------------
Net assets, at value                                        $ 361,300,610
-------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share (a) ($4,890,719 /
   219,221 outstanding shares of beneficial interest, $.01 par value, unlimited
   number of shares authorized) ...............................................   $   22.31
Class S
NetAsset Value, offering and redemption price per share (a) ($329,306,114 /
   14,765,026 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) .....................................   $   22.30
Class A
Net Asset Value and redemption price per share ($18,327,775 / 823,052 outstanding shares of beneficial interest, $.01 par value, unlimited number
   of shares authorized) ......................................................   $   22.27

Maximum offering price per share (100 / 94.25 of $22.27) ......................   $   23.63
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,681,173 / 211,524 outstanding shares of
   beneficial interest, $.01 par value, unlimited number of shares authorized)    $   22.13
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,094,829 / 184,962 outstanding shares of
   beneficial interest, $.01 par value, unlimited number of shares authorized)    $   22.14

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Dividends .....................................................   $     54,259
Interest ......................................................        746,614
                                                               ---------------
Total Income ..................................................        800,873
                                                               ---------------
Expenses:
Management fee ................................................      1,542,904
Administrative fee ............................................        142,656
Services to shareholders ......................................        895,625
Custodian and accounting fees .................................         52,191
Distribution services fees ....................................         16,085
Administrative services fees ..................................         15,264
Auditing ......................................................          9,500
Legal .........................................................         28,056
Trustees' fees and expenses ...................................         21,249
Reports to shareholders .......................................         53,425
Registration fees .............................................         51,510
Amortization of organization expenses .........................          1,787
Reorganization ................................................         32,477
Other .........................................................         15,957
                                                               ---------------
Total expenses, before expense reductions .....................      2,878,686
Expense reductions ............................................       (600,005)
                                                               ---------------
Total expenses, after expense reductions ......................      2,278,681
------------------------------------------------------------------------------
Net investment income (loss)                                        (1,477,808)
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................    (73,146,367)
Foreign currency related transactions .........................         32,171
                                                               ---------------
                                                                   (73,114,196)
                                                               ---------------
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     20,629,941
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (52,484,255)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(53,962,063)
------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Six Months
                                                         Ended             Year
                                                      January 31,         Ended
Increase (Decrease) in Net Assets                   2001 (Unaudited)  July 31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................   $  (1,477,808)   $  (2,470,396)
Net realized gain (loss) on
   investment transactions .......................     (73,114,196)      20,122,460
Net unrealized appreciation (depreciation) on
   investment transactions during the period .....      20,629,941       (9,950,758)
                                                  ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ...............................     (53,962,063)       7,701,306
                                                  ---------------- ----------------
Distributions to shareholders from:
Net realized gains:
  Class AARP .....................................        (217,390)              --
                                                  ---------------- ----------------
  Class S ........................................     (16,762,082)      (4,563,214)
                                                  ---------------- ----------------
  Class A ........................................        (580,568)              --
                                                  ---------------- ----------------
  Class B ........................................        (188,372)              --
                                                  ---------------- ----------------
  Class C ........................................        (111,085)              --
                                                  ---------------- ----------------
Fund share transactions:
Proceeds from shares sold ........................     136,623,970      387,301,874
Reinvestment of distributions ....................      17,585,768        4,511,310
Cost of shares redeemed ..........................     (76,812,629)    (111,213,058)
Redemption fees ..................................         168,354          266,762
                                                  ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions ............................      77,565,463      280,866,888
                                                  ---------------- ----------------
Increase (decrease) in net assets ................       5,743,903      284,004,980
Net assets at beginning of period ................     355,556,707       71,551,727
Net assets at end of period (including accumulated
   net investment loss of $1,477,808 at
   January 31, 2001) .............................   $ 361,300,610    $ 355,556,707



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------------
                                                                           2001(a)
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $28.93
                                                                          ----------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                         (.06)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (5.38)
                                                                          ----------
--------------------------------------------------------------------------------------
  Total from investment operations (5.44) Less distributions from:
--------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           (1.22)
--------------------------------------------------------------------------------------
Redemption fees                                                              .04
--------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.31
                                                                          ----------
--------------------------------------------------------------------------------------
Total Return (%) (d)                                                      (18.57)(c)**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         5
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.76*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.18*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.80)*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 107*
--------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(d) Total return would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                   2001(b)   2000(c)    1999(d)   1998(e)  1997(f)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $27.25    $18.48    $10.15     $13.11   $12.00
                                  --------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (g) (.10)     (.31)     (.19)      (.19)    (.15)
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (3.64)     9.87      8.51     (2.78)     1.25
                                  --------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations (3.74)     9.56      8.32     (2.97)     1.10
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.22)     (.82)        --         --       --
------------------------------------------------------------------------------------
Redemption fees                      .01       .03       .01        .01      .01
------------------------------------------------------------------------------------
Net asset value, end of period    $22.30    $27.25    $18.48     $10.15   $13.11
                                  --------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (h)              (13.59)(i)*51.52    82.07(i)** (22.58)  9.25(i)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        329       352        72         27       23
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.51(k)*  1.74(j)    2.22*       2.17    3.52*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.21(k)*  1.55(j)    1.75*       1.75    1.75*
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (.78)*    (1.10)    (1.42)*    (1.38)   (1.27)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)         107*       135      148*        120      92*
------------------------------------------------------------------------------------

(a)      On May 1, 2000, existing shares of the Fund were redesignated as Class
         S.

(b)      For the six months ended January 31, 2001 (Unaudited).

(c)      For the year ended July 31, 2000.

(d) For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.

(e)      For the year ended August 31, 1998.

(f) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(g)      Based on monthly average shares outstanding during the period.

(h) Total returns would have been lower had certain expenses not been reduced.

(i) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(j) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.51%, respectively (see Notes to Financial Statements).

(k) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.49% and 1.20%, respectively (see Notes to Financial Statements).

*  Annualized  ** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

Beginning May 1, 2000, the Fund offered multiple classes of shares: S, A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares of the Fund are generally not available to new investors. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S and Class AARP shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining Class S and Class AARP shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $236,714,416 and $184,796,433, respectively.

C. Transactions with Affiliates

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period August 1, 2000 through October 1, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the classes of the Fund as follows: Class S shares 1.20%, Class A shares 1.45%, Class B shares 2.20% and Class C shares 2.20%.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the period October 2, 2000 through January 31, 2001, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the classes as follows: Class AARP 1.20%, Class S 1.20%, Class A 1.45%, Class B 2.20% and Class C 2.20%. Certain expenses such as reorganization, taxes, brokerage and interest are excluded from the expense limitation. For the six months ended January 31, 2001, the management fee amounted to $1,542,904, which was equivalent to an annualized effective rate of 0.84%.

Administrative Fee. Effective December 29, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Classes AARP and S, and 0.475% of such net assets for Class A, 0.525% for Class B and 0.50% for Class C, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period December 29, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $142,656, of which $11,949 was unpaid at January 31, 2001.

Services Fees. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. Prior to December 29, 2000, the amount charged to Classes A, B and C by KSC aggregated $25,262, a portion of which is not imposed at January 31, 2001. The amount imposed for the period was $5,915, of which $1,858 is unpaid at a January 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Prior to December 29, 2000, the amount charged to Class S shares of the Fund amounted to $295,012, all of which was not imposed. The shareholder services fees charged for Class AARP and S shares of the Fund amounted to $295,012, all of which was not imposed.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to December 29, 2000, the amount charged to Class S shares of the Fund by STC amounted to $379,919, a portion of which was not imposed. The amount imposed for the period amounted to $100,647, of which $29,125 is unpaid at January 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to December 29, 2000, the amount charged to the Fund by SFAC aggregated $38,940, all of which is paid at January 31, 2001.

The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to December 29, 2000, the Special Servicing Agreement expense charged to the Class S shares of the Fund amounted to $50,000, all of which is paid at January 31, 2001.

Effective December 29, 2000 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2001, the Distribution Fee was as follows:

                                                             Unpaid at
                 Distribution Fee        Total Aggregated January 31, 2001
---------------------------------------- ---------------- ----------------
Class B ...............................  $       10,413   $        2,926
Class C ...............................           5,672            2,482
                                         $       16,085   $        5,408

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2001 aggregated $6,048, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2001, the CDSC for Class B aggregated $20 and there was no CDSC for Class C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2001, the Administrative Services Fee was as follows:

                                                                     Unpaid at
                                     Total       Fees Waived by     January 31,
   Administrative Services Fee    Aggregated           KDI             2001
------------------------------  ---------------  ---------------  --------------
Class A .....................   $       10,837   $           --   $        6,553
Class B .....................            2,850              599            1,958
Class C .....................            1,577              318            1,582
                                $       15,264   $          917   $       10,093

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, the Trustees' fees and expenses aggregated $21,249.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2001, the Fund's custodian and transfer agent fees were reduced by $3,243 and $5,214, respectively, under these arrangements.

Effective December 29, 2000 transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization fees in the Statement of Operations of the Fund. In addition to certain costs incurred in the year ended July 31, 2000, in connection with the reorganization, increased costs for Class S shares were charged during the six months ended January 31, 2001.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                           January 31, 2001                   July 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP** ......       246,454   $    6,110,499               --   $           --
Class S*** ........     3,774,408       97,320,582       12,844,240      383,733,292
Class A* ..........       991,890       24,115,242           83,549        2,407,999
Class B* ..........       185,345        4,773,302           25,568          741,845
Class C* ..........       181,981        4,304,345           14,613          418,738
                        5,380,078   $  136,623,970       12,967,970   $  387,301,874

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP** ......         9,517   $      207,666               --   $           --
Class S*** ........       758,300       16,538,588          155,668        4,511,310
Class A* ..........        25,322          551,523               --               --
Class B* ..........         8,419          182,438               --               --
Class C* ..........         4,871          105,553               --               --
                          806,429   $   17,585,768          155,668   $    4,511,310
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP** ......      (36,750)   $    (789,321)               --   $           --
Class S*** ........   (2,698,662)     (69,015,249)      (3,939,805)    (110,953,781)
Class A* ..........     (271,072)      (6,491,538)          (6,638)        (191,187)
Class B* ..........       (7,763)        (188,054)             (45)          (1,567)
Class C* ..........      (14,285)        (328,467)          (2,217)         (66,523)
                      (3,028,532)   $ (76,812,629)      (3,948,705)   $(111,213,058)
Redemption fees
-------------------------------------------------------------------------------------
Class AARP** ......            --   $        6,230               --   $           --
Class S*** ........            --          162,124               --          266,762
Class A* ..........            --               --               --               --
Class B* ..........            --               --               --               --
Class C* ..........            --               --               --               --
                               --   $      168,354               --   $      266,762

                           Six Months Ended                     Year Ended
                           January 31, 2001                   July 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP** ....         219,221   $    5,535,074               --   $           --
Class S*** ......       1,834,045       45,006,045        9,060,103      277,557,583
Class A* ........         746,141       18,175,227           76,911        2,216,812
Class B* ........         186,001        4,767,686           25,523          740,278
Class C* ........         172,566        4,081,431           12,396          352,215
                        3,157,974   $   77,565,463        9,174,933   $  280,866,888

* For the periods from May 1, 2000 (commencement of sales of Class A, B and C shares) to July 31, 2000, and from August 1, 2000 to January 31, 2001, respectively.

** For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

***      On May 1, 2000, existing shares of the Fund were redesignated as Class
         S.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                       James M. Eysenbach*
   o  President and Trustee                 o  Vice President

 Henry P. Becton, Jr.                     James E. Fenger*
   o  Trustee; President, WGBH              o  Vice President
      Educational Foundation
                                          William F. Glavin*
 Dawn-Marie Driscoll                        o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive               Sewall F. Hodges*
      Fellow, Center for Business           o  Vice President
      Ethics, Bentley College
                                          Robert L. Horton*
 Edgar R. Fiedler                           o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The            James E. Masur*
      Conference Board, Inc.                o  Vice President

 Keith R. Fox                             Blair J. Treisman*
   o  Trustee; General Partner,             o  Vice President
      The Exeter Group of Funds
                                          Howard S. Schneider*
 Joan E. Spero                              o  Vice President
   o  Trustee; President, The
      Doris Duke Charitable               John Millette*
      Foundation                            o  Vice President and Secretary

 Jean Gleason Stromberg                   Kathryn L. Quirk*
   o  Trustee; Consultant                   o  Vice President and
                                               Assistant Secretary
 Jean C. Tempel
   o  Trustee; Managing Director,         John R. Hebble*
      First Light Capital, LLC              o  Treasurer

 Steven Zaleznick                         Brenda Lyons*
   o  Trustee; President and                o  Assistant Treasurer
      Chief Executive Officer,
      AARP Services, Inc.                 Caroline Pearson*
                                            o  Assistant Secretary
 Thomas V. Bruns*
   o  Vice President                      *Zurich Scudder Investments, Inc.

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund





                                       38

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

SCUDDER 21ST CENTURY
GROWTH FUND

    "Led by the technology sector, which posted double-digit declines, stocks in general struggled as U.S. economic growth slowed, energy prices soared, credit tightened and earnings expectations were sharply reduced."

                                                            [SCUDDER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL
STATEMENTS

AT A GLANCE

ABOUT YOUR REPORT
SCUDDER 21ST CENTURY GROWTH FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF MAY 1, 2000. SHARES OF THE FUND OUTSTANDING AS OF MAY 1, 2000, WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES, WHICH WERE CLOSED TO NEW INVESTORS ON DECEMBER 29, 2000, IS SEPTEMBER 9, 1996. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER 21ST CENTURY GROWTH FUND TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE)
[BAR GRAPH]

                                                  SCUDDER 21ST CENTURY        SCUDDER 21ST CENTURY       LIPPER SMALL-CAP GROWTH
SCUDDER 21ST CENTURY GROWTH FUND CLASS A           GROWTH FUND CLASS B         GROWTH FUND CLASS C       FUNDS CATEGORY AVERAGE*
----------------------------------------          --------------------        --------------------       -----------------------
-13.67                                                   -14.03                      -13.99                       -7.71

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/01   7/31/00
 .........................................................
    SCUDDER 21ST CENTURY GROWTH
    FUND CLASS A                     $22.27    $27.24
 .........................................................
    SCUDDER 21ST CENTURY GROWTH
    FUND CLASS B                     $22.13    $27.19
 .........................................................
    SCUDDER 21ST CENTURY GROWTH
    FUND CLASS C                     $22.14    $27.19
 .........................................................

 SCUDDER 21ST CENTURY GROWTH FUND
 RANKINGS AS OF 1/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL-CAP GROWTH FUNDS CATEGORY*

                                                 CLASS S
 ...................................................................
    1-YEAR                                  #232 of 278 funds
 ...................................................................
    3-YEAR                                   #34 of 189 funds
 ...................................................................

* LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. THE FUND IS COMPARED WITH THE LIPPER SMALL-CAP GROWTH FUNDS CATEGORY. LIPPER RANKINGS ARE FOR CLASS S SHARE PERFORMANCE AND DO NOT REFLECT ADJUSTMENTS FOR SALES CHARGES AND EXPENSES.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           SCUDDER 21ST CENTURY GROWTH FUND IN THE SMALL-CAP
                           GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS
                           FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                        5.10                   5.80                   6.50                   5.00
Prime rate(2)                                   8.50                   9.50                   8.75                   7.75
Inflation rate(3)*                              3.70                   3.60                   2.80                   1.70
The U.S. dollar(4)                              6.40                   5.10                   2.30                  -1.70
Capital goods orders(5)*                        1.90                  13.20                  11.40                   8.70
Industrial production(5)*                       2.40                   5.70                   5.70                   3.00
Employment growth(6)                            1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.


  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE


[CHIN PHOTO]

PETER CHIN IS LEAD PORTFOLIO MANAGER OF SCUDDER 21ST CENTURY GROWTH FUND AND INSTITUTIONAL SMALL-COMPANY PORTFOLIOS. HE JOINED THE FIRM IN 1973 AND HOLDS AN M.B.A. FROM COLUMBIA UNIVERSITY'S GRADUATE SCHOOL OF BUSINESS.

[MCKAY PHOTO]

ROY MCKAY IS A PORTFOLIO MANAGER OF SCUDDER 21ST CENTURY GROWTH FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1988 AND HOLDS AN M.B.A. IN INVESTMENTS FROM THE UNIVERSITY OF PENNSYLVANIA'S WHARTON GRADUATE SCHOOL.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AMID A SUBSTANTIAL MARKET DECLINE, SCUDDER 21ST CENTURY GROWTH FUND SUFFERED A SETBACK IN THE FOURTH QUARTER OF CALENDAR YEAR 2000. HOWEVER, WE BELIEVE SMALL COMPANIES IN NICHE MARKETS, WITH SOLID FRANCHISES, PREDICTABLE EARNINGS AND STRONG BALANCE SHEETS SHOULD FARE WELL OVER THE LONG TERM.

Q     MOST OF CALENDAR YEAR 2000 WAS A PERIOD OF EXCEPTIONAL EQUITY MARKET
WEAKNESS. HOW DID SCUDDER 21ST CENTURY GROWTH FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001?

A     Scudder 21st Century Growth Fund suffered a setback in the fourth calendar quarter of 2000 amid a sharp decline in the unmanaged Russell 2000 Growth Index. Led by the technology sector, which posted double-digit declines, stocks in general struggled as U.S. economic growth slowed, energy prices soared, credit tightened and earnings expectations were sharply reduced. Initially the fund succeeded in preserving capital to a greater extent than its peers by having a strong weighting in the energy sector relative to the Russell 2000 Growth Index. However, prices of energy stocks softened in January as reserves of natural gas, while low by historical norms, were higher than the expectations of some analysts. For the six-month period ended January 31, 2001, the fund fell 13.67 percent (Class A shares, unadjusted for sales charge), underperforming its Lipper peer group average and its unmanaged benchmark, the Russell 2000 Growth Index. The average small-cap growth fund, as defined by Lipper, fell 7.71 percent for the period while the Russell 2000 Growth Index was down 9.41 percent.

Q     WILL YOU EXPLAIN FURTHER WHY SCUDDER 21ST CENTURY GROWTH FUND FELL MORE
THAN MOST OF ITS PEERS AND ITS BENCHMARK.

A     The Lipper small-cap growth category contains funds that we believe do not truly adhere to a rigorous small-cap growth investment discipline. Our analysis suggests that some of our peers held portions of their portfolios in value stocks, which did well for the six months ended January 31, or in certain mid- and larger-cap stocks that outperformed the averages. Our stock selection within the small-cap growth universe for the period was not as adroit as we would have liked. Our picks within the energy sector did well, and we did no worse than the market in technology; however, this was more than offset by underperformance in consumer areas, capital goods and basic materials.

Q     WILL YOU SPECIFY SOME HOLDINGS THAT DID WELL OR DID NOT WORK AS EXPECTED?

A     Health care was an area where we did well for much of the fiscal period, with many biotechnology and specialized service holdings providing positive six-month returns. However, in January, this sector suffered a setback as we saw profit taking and investors reallocate investment dollars to

PERFORMANCE UPDATE

economically sensitive sectors. Many investors believe cyclical companies will benefit from the Federal Reserve Board's January decision to cut short-term interest rates by 100 basis points to 5.5 percent.

  To examine what happened in health care, take a look at Albany Molecular Research, the fund's largest holding as of January 31, 2001. While a strong positive contributor to the fund's six-month results, Albany Molecular fell more than 22 percent in January amid a broad decline in biotechnology firm shares. Still, as of this writing, we remain confident in the company's long-term prospects. Albany Molecular is an integrated outsourcing company that performs chemistry research services for biotechnology and pharmaceutical firms, and we feel the company is well positioned to benefit from a continuing boom in new drug research.

  Within the technology sector, a few semiconductor equipment companies such as Cabot Microelectronics and defense electronics firms provided positive returns for the six months ended January 31. However, most technology subsectors such as computer software and networking firms dropped as the short-term outlook for the group turned decidedly negative. Polycom, a video/data/ audio conferencing service provider and currently a top 15 fund holding, dropped more than 40 percent for the six-month period ended January 31, despite meeting earnings expectations.

  Energy stocks made a solid positive contribution to the fund's performance for the six-month period but fell in January amid warmer than expected weather. Our largest holding in this area as of January 31 was Swift Energy, an exploration and production company focused primarily on natural gas. Not only has the company been able to execute well in terms of finding oil and gas, and producing more every year, but also it made a discovery in New Zealand last year that was one of the largest discoveries by any oil company in several years. Swift rose more than 56 percent for the six-month fiscal period.

Q     FOR MANY CONSUMERS, HOME ENERGY BILLS ARE SOARING. WHAT HAS THIS TREND
OFFERED FOR SMALL-CAP INVESTORS?

A     More than half of homes in the United States are heated with natural gas, and demand for this fuel increased sharply in the 1990s, providing increased opportunities for many small companies involved in drilling wells and distributing energy products. As you can see in the chart below, natural gas prices reached a four-year peak at the end of December 2000 at $11.15 per million BTUs and fell sharply in January 2001 (a BTU is a standard measure of heat that quantifies how much energy it takes to raise the temperature of water one degree). In many areas of the country, short supplies and exceptional cold coupled with large snowfalls this past winter drove up prices and demand for natural gas.

  With January's thaw, energy stock prices retreated from record highs. However, we believe the long-term outlook for this sector remains positive. The chart below shows that natural gas prices as of January 31 were still more than twice the level they were at the start of the fund's fiscal year. We remain confident that the pricing environment will remain positive for energy companies, and we expect to maintain a relatively strong allocation to this sector for the balance of fiscal year 2001.

Q     HOW HAS THE INVESTING ENVIRONMENT FOR SMALL-CAP TECHNOLOGY COMPANIES
CHANGED SINCE JULY 2000?

A     Given the declines in technology, it has become much tougher for small companies, particularly Internet-related businesses, to secure financing and retain investor confidence. By focusing on well-run companies with well-defined business plans and a clear earnings outlook, we've attempted to manage the increased risks of investing in technology stocks. Now more than ever, we believe it is important to closely examine the fundamental operations of technology companies, especially smaller businesses.

 U.S. NATURAL GAS PRICES -- JANUARY 1997 TO JANUARY 2001

U.S. Natural Gas Prices (measured in $mm/BTUs)
[GRAPH]

1/97                                                         2.78
----                                                         ----
                                                             1.60
                                                             1.73
                                                             1.92
                                                             2.00
                                                             2.02
                                                             2.15
                                                             2.59
                                                             2.88
                                                             3.10
                                                             2.22
                                                             2.16
1/98                                                         1.98
                                                             2.16
                                                             2.26
                                                             2.12
                                                             2.01
                                                             2.30
                                                             1.78
                                                             1.57
                                                             2.04
                                                             1.58
                                                             1.55
                                                             1.89
1/99                                                         1.76
                                                             1.52
                                                             1.86
                                                             2.12
                                                             2.08
                                                             2.21
                                                             2.43
                                                             2.72
                                                             2.27
                                                             2.72
                                                             2.11
                                                             2.22
1/00                                                         2.54
                                                             2.56
                                                             2.78
                                                             2.92
                                                             4.37
                                                             4.17
                                                             3.69
                                                             4.70
                                                             5.03
                                                             4.05
                                                             6.18
                                                            10.60
1/01                                                         5.88

SOURCE: BLOOMBERG BUSINESS NEWS

THE ABOVE CHART MEASURES THE AVERAGE SPOT PRICE OF NATURAL GAS ON U.S. PIPELINES IN MILLIONS OF DOLLARS PER MILLION BRITISH THERMAL UNITS,
A STANDARD MEASURE OF HEAT.

PERFORMANCE UPDATE


Q     WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A     The Federal Reserve's slashing of the fed funds rate in January has helped some stocks stage a modest rebound. We think investors will need to see some clear catalysts that the overall U.S. economy is on the mend and that more firms are likely to have accelerating earnings growth before there will be a rebirth of enthusiasm for stocks overall.

  Based on our analysis, Scudder 21st Century Growth Fund's holdings have a substantially stronger earnings outlook on a year-over-year and longer-term basis than the market. We sometimes pay a premium to buy the best, and we strive for a portfolio of stocks with strong balance sheets. We believe small companies in niche markets, with solid franchises and strong, predictable earnings should fare well over the long term.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

INITIAL PUBLIC OFFERING (IPO) An offer by owners of a private company to sell a portion of their interest in the business to the general public. The owners must register shares with securities regulators.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return. Investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data show the percentage of the common stocks in the portfolio that each sector represented on January 31, 2001, and July 31, 2000.

[BAR GRAPH]

                                                                SCUDDER 21ST CENTURY GROWTH        SCUDDER 21ST CENTURY GROWTH
                                                                      FUND ON 1/31/01                    FUND ON 7/31/00
                                                                ---------------------------        ---------------------------
Technology                                                                 26.00                              35.00
Energy                                                                     14.80                               8.90
Basic materials                                                            14.30                               4.10
Other                                                                      13.40                               1.30
Health care                                                                13.00                               9.40
Consumer nondurables                                                        9.70                              14.20
Communication services                                                      5.90                               7.00
Capital goods                                                               2.90                              20.10

A COMPARISON WITH THE RUSSELL 2000 GROWTH INDEX*
Data show the percentage of the common stocks in the portfolio that each sector of Scudder 21st Century Growth Fund represented on January 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Russell 2000 Growth Index.
[BAR GRAPH]

                                                                SCUDDER 21ST CENTURY GROWTH        RUSSELL 2000 GROWTH INDEX ON
                                                                      FUND ON 1/31/01                        1/31/01
                                                                ---------------------------        ----------------------------
Technology                                                                 26.00                              28.40
Energy                                                                     14.80                               5.80
Basic materials                                                            14.30                               3.30
Other                                                                      13.40                               0.00
Health care                                                                13.00                              21.20
Consumer nondurables                                                        9.70                              21.80
Communication services                                                      5.90                               1.60
Capital goods                                                               2.90                               8.50
Finance                                                                     0.00                               7.80
Transportation                                                              0.00                               1.40
Utilities                                                                   0.00                               0.20

* THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX THAT COMPRISES COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 23.9 percent of the fund's total net assets on January 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
1.          ALBANY MOLECULAR              Albany Molecular Research, Inc. is     2.6%
            RESEARCH                      an integrated chemistry
                                          outsourcing company that provides
                                          chemistry research and development
                                          services to pharmaceutical and
                                          biotechnology companies.
--------------------------------------------------------------------------------------
2.          POWER-ONE                     Power-One, Inc. designs and makes      2.6%
                                          power supplies for electronic
                                          equipment manufacturers such as
                                          Cisco Systems. Power-One's
                                          products improve the energy
                                          efficiency of communications,
                                          automatic test, medical and
                                          industrial equipment.
--------------------------------------------------------------------------------------
3.          ADVENT                        Advent Software, Inc. provides         2.6%
            SOFTWARE                      stand-alone and client/server
                                          software products, data interfaces
                                          and related services that automate
                                          and integrate critical operations
                                          of investment management
                                          organizations.
--------------------------------------------------------------------------------------
4.          COPART                        Copart, Inc. sells and salvages        2.5%
                                          damaged cars and trucks through
                                          auctions for insurance companies.
--------------------------------------------------------------------------------------
5.          CRYOLIFE                      CryoLife Inc. deep-freezes human       2.4%
                                          tissue for cardiovascular,
                                          vascular and orthopedic transplant
                                          applications. The company also
                                          makes implantable medical devices.
--------------------------------------------------------------------------------------
6.          SWIFT                         Swift Energy Co. explores,             2.4%
            ENERGY                        develops, acquires and operates
                                          oil and natural gas properties.
--------------------------------------------------------------------------------------
7.          CABOT                         Cabot Microelectronics Corp.           2.3%
            MICROELECTRONICS              supplies abrasive liquids that
                                          polish integrated circuits during
                                          manufacturing.
--------------------------------------------------------------------------------------
8.          RENT-A-CENTER                 Rent-A-Center, Inc. operates and       2.3%
                                          franchises rent-to-own consumer
                                          appliance and furniture stores.
--------------------------------------------------------------------------------------
9.          TRANSWITCH                    Transwitch Corp. designs and makes     2.2%
                                          integrated digital and
                                          mixed-signal semiconductors for
                                          telecommunications and data
                                          communications firms.
--------------------------------------------------------------------------------------
10.         RADIO-ONE                     Radio-One, Inc. operates FM and AM     2.0%
                                          radio stations that primarily
                                          serve African American audiences
                                          in urban markets in the United
                                          States.
--------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER 21ST CENTURY GROWTH FUND
Portfolio of Investments as of January 31, 2001 (Unaudited)

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENT--3.1%                                                             AMOUNT         VALUE
                                            State Street Bank and Trust Co.
                                              5.63%, to be repurchased at $11,282,764
                                              on 2/1/2001**
                                              (Cost $11,281,000)                         $11,281,000   $ 11,281,000
                                            ---------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--2.8%
                                            Student Loan Marketing Association,
                                              5.58%***, 2/1/2001
                                              (Cost $10,000,000)                          10,000,000     10,000,000
                                            ---------------------------------------------------------------------------
    COMMON STOCKS--94.1%                                                                   SHARES

    CONSUMER DISCRETIONARY--9.2%
    APPAREL & SHOES--0.7%
                                            Too, Inc.*
                                              (OPERATOR OF RETAIL CLOTHING AND PERSONAL
                                              PRODUCTS STORES)                               127,922      2,410,050
                                            ---------------------------------------------------------------------------

    DEPARTMENT & CHAIN STORES--4.1%
                                            Hot Topic, Inc.*
                                              (RETAILER OF APPAREL)                          139,000      3,692,188
                                            Pacific Sunwear of California, Inc.*
                                              (OPERATOR OF A NATIONWIDE MALL-BASED
                                              SPECIALTY RETAIL CHAIN OF STORES)               91,400      3,199,000
                                            Rent-A-Center, Inc.*
                                              (OWNER AND OPERATOR OF RENT-TO-OWN STORES
                                              AND FRANCHISES)                                218,700      8,132,906
                                            ---------------------------------------------------------------------------
                                                                                                         15,024,094

    HOTELS & CASINOS--1.2%
                                            Anchor Gaming*
                                              (OPERATOR OF GAMING MACHINES AND CASINOS)       81,200      4,323,900
                                            ---------------------------------------------------------------------------

    SPECIALTY RETAIL--3.2%
                                            Cost Plus, Inc.*
                                              (RETAILER OF CASUAL HOME LIVING AND
                                              ENTERTAINMENT PRODUCTS)                        184,000      4,588,500
                                            Gildan Activewear, Inc.*
                                              (MANUFACTURER AND MARKETER OF BRANDED
                                              BASIC ACTIVEWEAR)                              163,900      6,883,800
                                            ---------------------------------------------------------------------------
                                                                                                         11,472,300
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.8%
    FARMING--1.0%
                                            Eden Bioscience Corp.*
                                              (DEVELOPER, MANUFACTURER AND MARKETER OF
                                              NATURAL PRODUCTS FOR AGRICULTURE)              125,700      3,833,850
                                            ---------------------------------------------------------------------------

    FOOD & BEVERAGE--1.8%
                                            Hain Celestial Group, Inc.*
                                              (DISTRIBUTOR AND SELLER OF NATURAL
                                              ORGANIC AND SPECIALTY FOOD PRODUCTS)           121,064      3,889,181
                                            Wild Oats Markets, Inc.*
                                              (OPERATOR OF A NATURAL FOOD SUPERMARKET
                                              CHAIN)                                         347,200      2,452,100
                                            ---------------------------------------------------------------------------
                                                                                                          6,341,281

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES         VALUE

    HEALTH--12.3%
    BIOTECHNOLOGY--5.7%
                                            Alexion Pharmaceuticals, Inc.*
                                              (DEVELOPER OF IMMUNOREGULATORY COMPOUNDS)       96,500   $  5,048,156
                                            CryoLife, Inc.*
                                              (PROVIDER OF CRYOPRESERVATION OF VIABLE
                                              HUMAN TISSUE FOR TRANSPLANTS)                  323,650      8,592,907
                                            QLT Inc.*
                                              (DEVELOPER OF PHARMACEUTICAL PRODUCTS)          97,100      2,629,319
                                            Regeneration Technologies*
                                              (MARKETER OF REPLACEMENT TISSUE GRAFTS)        299,800      4,215,938
                                            ---------------------------------------------------------------------------
                                                                                                         20,486,320

    MEDICAL SUPPLY & SPECIALTY--2.5%
                                            ArthroCare Corp.*
                                              (MANUFACTURER OF PRECISION SURGICAL
                                              EQUIPMENT)                                     232,000      5,611,500
                                            Inverness Medical Technology, Inc.*
                                              (MANUFACTURER OF SELF-TEST DIAGNOSTIC
                                              PRODUCTS)                                      111,100      3,306,336
                                            Specialty Laboratories, Inc.*
                                              (PROVIDER OF CLINICAL RESEARCH)                  8,800        263,560
                                            ---------------------------------------------------------------------------
                                                                                                          9,181,396

    PHARMACEUTICALS--4.1%
                                            Charles River Laboratories International,
                                              Inc.*
                                              (PROVIDER OF RESEARCH TOOLS AND SUPPORT
                                              SERVICES IN DRUG DEVELOPMENT)                  122,200      3,446,040
                                            NPS Pharmaceuticals, Inc.*
                                              (DEVELOPER OF SMALL MOLECULE DRUGS)            149,600      6,049,450
                                            OSI Pharmaceuticals, Inc.*
                                              (PROVIDER OF PHARMACEUTICAL RESEARCH AND
                                              DEVELOPMENT)                                    82,300      5,268,486
                                            ---------------------------------------------------------------------------
                                                                                                         14,763,976
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.4%
    TELEPHONE/COMMUNICATIONS
                                            AudioCodes Ltd.*
                                              (DESIGNER, DEVELOPER AND MARKETER OF
                                              ENABLING TECHNOLOGIES AND PRODUCTS FOR
                                              VOICE OVER PACKET NETWORKS)                     57,900      1,476,450
                                            SBA Communications Corp.*
                                              (PROVIDER OF WIRELESS COMMUNICATIONS)          110,300      4,997,969
                                            Sunrise Telecom, Inc.*
                                              (MANUFACTURER AND MARKETER OF SERVICE
                                              VERIFICATION EQUIPMENT)                        181,700      2,055,481
                                            ---------------------------------------------------------------------------
                                                                                                          8,529,900
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--3.2%
    BROADCASTING & ENTERTAINMENT--2.2%
                                            Entravision Communications Corp. "A"*
                                              (CONDUCTOR OF TELEVISION, RADIO, OUTDOOR
                                              AND PUBLISHING OPERATIONS)                      44,900        767,790
                                            Radio One, Inc. "D"*
                                              (OPERATOR OF RADIO BROADCASTING BUSINESS)      478,200      7,173,000
                                            ---------------------------------------------------------------------------
                                                                                                          7,940,790

    PRINT MEDIA--1.0%
                                            Penton Media, Inc.
                                              (PUBLISHER OF MAGAZINES AND ELECTRONIC
                                              INFORMATION PRODUCTS, AND PRODUCER OF
                                              TRADE SHOWS AND CONFERENCES)                   150,100      3,645,929
                                            ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES         VALUE

    SERVICE INDUSTRIES--7.1%
    EDP SERVICES--0.6%
                                            OTG Software, Inc.*
                                              (PROVIDER OF ELECTRONIC STORAGE
                                              MANAGEMENT)                                    177,200   $  2,192,850
                                            ---------------------------------------------------------------------------

    INVESTMENT--0.2%
                                            Multex.com, Inc.*
                                              (PROVIDER OF ONLINE INVESTMENT RESEARCH
                                              AND INFORMATION SERVICES)                       42,600        782,775
                                            ---------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL
      SERVICES--6.3%
                                            Copart, Inc.*
                                              (AUCTIONEER OF DAMAGED VEHICLES FOR
                                              INSURANCE COMPANIES)                           488,700      9,193,669
                                            Korn/Ferry International*
                                              (PROVIDER OF GLOBAL EXECUTIVE RECRUITING)      202,700      3,940,488
                                            Plexus Corp.*
                                              (PROVIDER OF ELECTRONIC DESIGN,
                                              MANUFACTURING AND TESTING SERVICES)             82,900      3,891,119
                                            PurchasePro.com, Inc.*
                                              (PROVIDER OF INTERNET
                                              BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE
                                              SERVICES)                                      215,200      5,635,550
                                            ---------------------------------------------------------------------------
                                                                                                         22,660,826
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--3.3%
    TELECOMMUNICATIONS EQUIPMENT
                                            Spectrasite Holdings, Inc.*
                                              (DEVELOPER OF TOWER NETWORKS FOR THE
                                              WIRELESS COMMUNICATIONS INDUSTRY)              346,400      5,715,600
                                            UTStarcom, Inc.*
                                              (PROVIDER OF TELECOMMUNICATIONS
                                              EQUIPMENT)                                     240,800      6,170,500
                                            ---------------------------------------------------------------------------
                                                                                                         11,886,100
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--11.1%
    CHEMICALS--4.9%
                                            Albany Molecular Research, Inc.*
                                              (OUTSOURCER OF INTEGRATED CHEMISTRY
                                              PRODUCTS)                                      197,900      9,449,725
                                            Cabot Microelectronics Corp.*
                                              (MANUFACTURER OF SLURRIES USED IN
                                              CHEMICAL MECHANICAL PLANARIZATION)              99,700      8,455,806
                                            ---------------------------------------------------------------------------
                                                                                                         17,905,531

    ELECTRICAL PRODUCTS--3.4%
                                            ATMI, Inc.*
                                              (SUPPLIER OF ELECTRICAL MATERIALS)             124,900      3,130,306
                                            Power-One, Inc.*
                                              (MANUFACTURER OF POWER SUPPLIES FOR
                                              ELECTRONIC EQUIPMENT MANUFACTURERS)            196,400      9,243,075
                                            ---------------------------------------------------------------------------
                                                                                                         12,373,381

    INDUSTRIAL SPECIALTY--2.8%
                                            Active Power, Inc.*
                                              (PROVIDER OF A NON-TOXIC REPLACEMENT FOR
                                              LEAD-ACID BATTERIES)                           150,800      3,581,500
                                            Polycom, Inc.*
                                              (MANUFACTURER OF AUDIO AND DATA
                                              CONFERENCING PRODUCTS)                         228,800      6,449,300
                                            ---------------------------------------------------------------------------
                                                                                                         10,030,800

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES         VALUE

    TECHNOLOGY--24.5%
    COMPUTER SOFTWARE--10.2%
                                            Advent Software, Inc.*
                                              (PROVIDER OF STAND-ALONE AND
                                              CLIENT/SERVER SOFTWARE PRODUCTS)               167,100   $  9,221,831
                                            BSQUARE Corp.*
                                              (DEVELOPER OF SOFTWARE)                        353,100      3,817,894
                                            Descartes Systems Group, Inc.*
                                              (PROVIDER OF INTER-ENTERPRISE SOFTWARE)         62,100      1,760,147
                                            Documentum, Inc.*
                                              (DEVELOPER OF SOFTWARE PRODUCTS)                97,600      4,221,200
                                            I-many, Inc.*
                                              (PROVIDER OF INTERNET-BASED SOLUTIONS AND
                                              RELATED PROFESSIONAL SERVICES)                 244,000      4,361,500
                                            Manugistics Group, Inc.*
                                              (PROVIDER OF SOLUTIONS FOR ENTERPRISES
                                              AND EVOLVING E-BUSINESS TRADING NETWORKS)       86,600      4,396,303
                                            PLATO Learning, Inc.*
                                              (DEVELOPER OF MICROCOMPUTER-BASED,
                                              INTERACTIVE, SELF-PACED INSTRUCTIONAL
                                              SYSTEMS)                                       142,100      3,161,725
                                            Saba Software, Inc.*
                                              (PROVIDER OF INTERNET-BASED SOLUTIONS)         139,200      1,983,600
                                            WatchGuard Technologies, Inc.*
                                              (PROVIDER OF INTERNET SECURITY PRODUCTS)       227,600      3,954,550
                                            ---------------------------------------------------------------------------
                                                                                                         36,878,750

    DIVERSE ELECTRONIC PRODUCTS--1.1%
                                            Gentex Corp.*
                                              (DESIGNER, DEVELOPER, MANUFACTURER AND
                                              MARKETER OF PRODUCTS WHICH USE
                                              ELECTRO-OPTIC TECHNOLOGY)                      155,900      3,858,525
                                            ---------------------------------------------------------------------------

    ELECTRONIC DATA PROCESSING--1.0%
                                            Internet Security Systems*
                                              (PROVIDER OF SECURITY MANAGEMENT
                                              SOLUTIONS FOR THE INTERNET)                     51,500      3,659,719
                                            ---------------------------------------------------------------------------

    OFFICE/PLANT AUTOMATION--2.8%
                                            Mercury Computer Systems, Inc.*
                                              (MANUFACTURER OF DIGITAL SIGNAL
                                              PROCESSING COMPUTER SYSTEMS)                   101,600      5,429,250
                                            Pinnacle Systems, Inc.*
                                              (MANUFACTURER OF VIDEO POST-PRODUCTION
                                              WORKSTATIONS)                                  517,100      4,831,653
                                            ---------------------------------------------------------------------------
                                                                                                         10,260,903

    PRECISION INSTRUMENTS--3.0%
                                            Molecular Devices Corp.*
                                              (DEVELOPER OF BIOANALYTICAL
                                              MEASUREMENT SYSTEMS)                            78,100      5,867,263
                                            Zygo Corp.*
                                              (DEVELOPER AND MANUFACTURER OF
                                              MEASUREMENT AND IMPROVEMENT INSTRUMENTS)       114,200      5,081,900
                                            ---------------------------------------------------------------------------
                                                                                                         10,949,163

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES         VALUE

    SEMICONDUCTORS--6.4%
                                            Advanced Power Technologies*
                                              (DEVELOPER, MANUFACTURER AND DISTRIBUTOR
                                              OF POWER SEMICONDUCTORS.)                      165,700   $  3,210,438
                                            Oak Technology, Inc.*
                                              (MANUFACTURER OF MULTIMEDIA
                                              SEMICONDUCTORS AND RELATED SOFTWARE)           211,900      1,721,688
                                            Silicon Storage Technology, Inc.*
                                              (DESIGNER OF MEMORY CHIPS)                     253,600      3,772,300
                                            Therma-Wave, Inc.*
                                              (DEVELOPER OF PROCESS CONTROL SYSTEMS FOR
                                              USE IN THE MANUFACTURING OF
                                              SEMICONDUCTORS)                                133,300      2,132,800
                                            Transwitch Corp.*
                                              (DEVELOPER, MARKETER AND SUPPORTER OF
                                              INTEGRATED DIGITAL AND MIXED-SIGNAL
                                              SEMICONDUCTORS)                                162,000      7,978,500
                                            Tripath Technology Inc.*
                                              (DESIGNER AND MARKETER OF SEMICONDUCTOR-
                                              BASED AMPLIFIERS)                              301,500      4,352,906
                                            ---------------------------------------------------------------------------
                                                                                                         23,168,632
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--12.9%
    OIL & GAS PRODUCTION--6.3%
                                            3TEC Energy Corporation*
                                              (EXPLORER AND PRODUCER OF OIL AND GAS)         122,000      2,043,500
                                            Barrett Resources Corp.*
                                              (EXPLORER AND PRODUCER OF OIL AND GAS)         103,400      4,704,700
                                            Energy Partners Ltd.*
                                              (EXPLORER OF OIL AND GAS)                      129,300      1,653,747
                                            Key Production Co., Inc.*
                                              (PRODUCER OF OIL AND GAS)                      178,900      3,506,440
                                            Swift Energy Co.*
                                              (EXPLORER AND PRODUCER OF OIL
                                              AND NATURAL GAS)                               249,300      8,578,413
                                            W-H Energy Services, Inc.*
                                              (PROVIDER OF DIVERSIFIED OIL FIELD
                                              SERVICES)                                      138,800      2,507,075
                                            ---------------------------------------------------------------------------
                                                                                                         22,993,875

    OIL COMPANIES--2.2%
                                            Newfield Exploration Co.*
                                              (PRODUCER AND DISTRIBUTOR OF OIL AND GAS)       82,100      2,749,529
                                            Stone Energy Corp.*
                                              (PRODUCER AND DISTRIBUTOR OF OIL AND GAS)       94,300      5,121,433
                                            ---------------------------------------------------------------------------
                                                                                                          7,870,962

    OILFIELD SERVICES/ EQUIPMENT--4.4%
                                            Cal Dive International, Inc.*
                                              (PROVIDER OF A VARIETY OF SERVICES TO THE
                                              OFFSHORE NATURAL GAS AND OIL INDUSTRY)         132,600      3,207,262
                                            National-Oilwell, Inc.*
                                              (MANUFACTURER OF OIL AND GAS DRILLING
                                              EQUIPMENT)                                     131,600      4,802,084
                                            Precision Drilling Corp. "A"*
                                              (PROVIDER OF CONTRACT WELL DRILLING AND
                                              OTHER SERVICES TO THE OIL AND GAS
                                              INDUSTRY)                                       96,800      3,633,872
                                            Universal Compression Holdings, Inc.*
                                              (PROVIDER OF NATURAL GAS COMPRESSION
                                              SERVICES)                                      133,900      4,445,480
                                            ---------------------------------------------------------------------------
                                                                                                         16,088,698
-----------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--3.3%
    BUILDING MATERIALS--0.6%
                                            Simpson Manufacturing Co., Inc.*
                                              (MANUFACTURER OF WOOD-TO-WOOD, WOOD-TO-
                                              CONCRETE AND WOOD-TO-MASONRY CONNECTORS)        43,200      2,271,024
                                            ---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES         VALUE

    BUILDING PRODUCTS--2.7%
                                            CoStar Group, Inc.*
                                              (PROVIDER OF BUILDING PLAN INFORMATION)        152,600   $  4,320,488
                                            Trex Company, Inc.*
                                              (MANUFACTURER OF NON-WOOD DECKING
                                              ALTERNATIVE PRODUCTS)                          185,900      5,578,859
                                            ---------------------------------------------------------------------------
                                                                                                          9,899,347
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.0%
    AIR FREIGHT--1.2%
                                            EGL, Inc.*
                                              (PROVIDER OF AIR FREIGHT SERVICES)             142,000      4,366,500
                                            ---------------------------------------------------------------------------

    AIRLINES--0.0%
                                            Mesa Air Group Inc.*
                                              (OPERATOR OF A COMMUTER AIRLINE)                10,900        115,131
                                            ---------------------------------------------------------------------------

    MARINE TRANSPORTATION--0.8%
                                            Frontline Ltd.*
                                              (OPERATOR OF A SHIPOWNING COMPANY)             239,700      2,885,950
                                            ---------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $314,906,093)                                         341,053,228
                                            ---------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100.0%
                                            (Cost $336,187,093)(a)                                      362,334,228
                                            ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

 (a) The cost for federal income tax purposes was $336,302,203. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $26,032,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,060,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,028,870.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of January 31, 2001
(UNAUDITED)

ASSETS
Investments in securities, at value
(cost $336,187,093)                                             $362,334,228
----------------------------------------------------------------------------
Cash                                                                   5,967
----------------------------------------------------------------------------
Receivable for investments sold                                    1,681,813
----------------------------------------------------------------------------
Interest receivable                                                    1,764
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,767,850
----------------------------------------------------------------------------
Deferred organization expenses                                         3,039
----------------------------------------------------------------------------
Due from Advisor                                                     379,208
----------------------------------------------------------------------------
Other assets                                                              47
----------------------------------------------------------------------------
TOTAL ASSETS                                                     366,173,916
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  4,365,493
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     239,459
----------------------------------------------------------------------------
Other accrued expenses and payables                                  268,354
----------------------------------------------------------------------------
Total liabilities                                                  4,873,306
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $361,300,610
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment loss                                 $ (1,477,808)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         26,147,135
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (74,067,427)
----------------------------------------------------------------------------
Paid-in capital                                                  410,698,710
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $361,300,610
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS AARP
  Net asset value, offering and redemption price per share
  (a) ($4,890,719 / 219,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.31
----------------------------------------------------------------------------
CLASS S
  Net asset value, offering and redemption price per share
  (a) ($329,306,114 / 14,765,026 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $22.30
----------------------------------------------------------------------------
CLASS A
  Net asset value and redemption price per share
  ($18,327,775 / 823,052 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.27
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $22.27)            $23.63
----------------------------------------------------------------------------
CLASS B
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,681,173 /
  211,524 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.13
----------------------------------------------------------------------------
CLASS C
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,094,829 /
  184,962 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.14
----------------------------------------------------------------------------

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the six months ended January 31, 2001
(UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $     54,259
----------------------------------------------------------------------------
Interest                                                             746,614
----------------------------------------------------------------------------
Total Income                                                         800,873
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,542,904
----------------------------------------------------------------------------
Administrative fee                                                   142,656
----------------------------------------------------------------------------
Services to shareholders                                             895,625
----------------------------------------------------------------------------
Custodian and accounting fees                                         52,191
----------------------------------------------------------------------------
Distribution services fees                                            16,085
----------------------------------------------------------------------------
Administrative services fees                                          15,264
----------------------------------------------------------------------------
Auditing                                                               9,500
----------------------------------------------------------------------------
Legal                                                                 28,056
----------------------------------------------------------------------------
Trustees' fees and expenses                                           21,249
----------------------------------------------------------------------------
Reports to shareholders                                               53,425
----------------------------------------------------------------------------
Registration fees                                                     51,510
----------------------------------------------------------------------------
Amortization of organization expense                                   1,787
----------------------------------------------------------------------------
Reorganization                                                        32,477
----------------------------------------------------------------------------
Other                                                                 15,957
----------------------------------------------------------------------------
Total expenses, before expense reductions                          2,878,686
----------------------------------------------------------------------------
Expense reductions                                                  (600,005)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           2,278,681
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,477,808)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from: Investments                       (73,146,367)
----------------------------------------------------------------------------
Foreign currency related transactions                                 32,171
----------------------------------------------------------------------------
                                                                 (73,114,196)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    20,629,941
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (52,484,255)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(53,962,063)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                                                       ENDED
                                                                  JANUARY 31, 2001        YEAR ENDED
                                                                    (UNAUDITED)          JULY 31, 2000

INCREASE (DECREASE) IN NET ASSETS
Operations:
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        $ (1,477,808)          (2,470,396)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  (73,114,196)          20,122,460
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        20,629,941           (9,950,758)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (53,962,063)           7,701,306
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
Class AARP                                                              (217,390)                  --
------------------------------------------------------------------------------------------------------
Class S                                                              (16,762,082)          (4,563,214)
------------------------------------------------------------------------------------------------------
Class A                                                                 (580,568)                  --
------------------------------------------------------------------------------------------------------
Class B                                                                 (188,372)                  --
------------------------------------------------------------------------------------------------------
Class C                                                                 (111,085)                  --
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                            136,623,970          387,301,874
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         17,585,768            4,511,310
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                              (76,812,629)        (111,213,058)
------------------------------------------------------------------------------------------------------
Redemption fees                                                          168,354              266,762
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                          77,565,463          280,866,888
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                      5,743,903          284,004,980
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                    355,556,707           71,551,727
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $1,477,808 at January 31, 2001)                  $361,300,610          355,556,707
------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                         CLASS A
                                                                2001(A)            2000(B)
Net asset value, beginning of period                            $27.24             $29.07
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                                  (.11)              (.06)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
transactions                                                     (3.64)             (1.77)
------------------------------------------------------------------------------------------
Total from investment operations                                 (3.75)             (1.83)
------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investments transactions                   (1.22)                --
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $22.27             $27.24
------------------------------------------------------------------------------------------
TOTAL RETURN (%) (D) (E)                                        (13.67)**           (6.30)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              18                  2
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.88*              2.10*
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.39*              1.45*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.98)*             (.26)**
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        107*               135
------------------------------------------------------------------------------------------

                                                                         CLASS B
                                                                2001(A)            2000(B)
Net asset value, beginning of period                            $27.19             $29.07
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                  (.21)              (.12)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
transactions                                                     (3.63)             (1.76)
------------------------------------------------------------------------------------------
Total from investment operations                                 (3.84)             (1.88)
------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investments transactions                   (1.22)                --
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $22.13             $27.19
------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                        (14.03)**           (6.47)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               5                .69
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   2.54*              3.19*
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    2.20*              2.20*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.78)*             (.45)**
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        107*               135
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                         CLASS C
                                                                2001(A)            2000(B)
Net asset value, beginning of period                            $27.19             $29.07
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                                  (.19)              (.12)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
transactions                                                     (3.64)             (1.76)
------------------------------------------------------------------------------------------
Total from investment operations                                 (3.83)             (1.88)
------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investments transactions                   (1.22)                --
------------------------------------------------------------------------------------------
Net asset value, end of period                                  $22.14             $27.19
------------------------------------------------------------------------------------------
TOTAL RETURN (%) (D) (E)                                        (13.99)**           (6.47)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               4                .34
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   2.83*              3.66*
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    2.20*              2.20*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.81)*             (.45)**
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        107*               135
------------------------------------------------------------------------------------------

(a) For the six months ended January 31, 2001 (Unaudited).

(b) For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.

(c) Based on monthly average shares outstanding during the period.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) Total returns do not reflect the effect of any sales charges.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder 21st Century Growth Fund (the "Fund") is a
                             diversified series of Scudder Securities Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

                             Beginning May 1, 2000, the Fund offered multiple classes of shares: S, A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares of the Fund are generally not available to new investors. Certain detailed financial information for Class AARP and S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S and Class AARP shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining Class S and Class AARP shareholders. The redemption fee is accounted for as an addition to paid-in capital.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended January 31, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $236,714,416 and $184,796,433, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note F, Zurich Scudder Investments,
                             Inc., (formerly Scudder Kemper Investments, Inc.)
                             ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period August 1, 2000 through October 1, 2000 the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the classes of the Fund as follows: Class S shares 1.20%, Class A shares 1.45%, Class B shares 2.20% and Class C shares 2.20%.

                             Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the period October 2, 2000 through January 31, 2001, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the classes as follows:
                             Class AARP 1.20%, Class S 1.20%, Class A 1.45%, Class B 2.20% and Class C 2.20%. Certain expenses such as reorganization, taxes, brokerage and interest are excluded from the expense limitation. For the six months ended January 31, 2001, the management fee

NOTES TO FINANCIAL STATEMENTS

                             amounted to $1,542,904, which was equivalent to an annualized effective rate of 0.84%.

                             ADMINISTRATIVE FEE. Effective December 29, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Classes AARP and S and 0.475% of such net assets for Class A, 0.525% for Class B and 0.50% for Class C, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period December 29, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $142,656, of which $11,949 was unpaid at January 31, 2001.

                             SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. Prior to December 29, 2000, the amount charged to Classes A, B and C by KSC aggregated $25,262, a portion of which is not imposed at January 31, 2001. The amount imposed for the period was $5,915, of which $1,858 is unpaid at January 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class AARP and S shares of the Fund. Prior to December 29, 2000 the amount charged for Class AARP and S shares of the Fund amounted to $295,012 all of which was not imposed.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to December 29, 2001, the amount charged to Class S shares of the Fund by STC amounted to $379,919, a portion of which was not imposed. The amount imposed for the period amounted to $100,647, of which $29,125 is unpaid at January 31, 2001.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to December 29, 2001, the amount charged to the Fund by SFAC aggregated $38,940 all of which is paid at January 31, 2001.

                             The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor

NOTES TO FINANCIAL STATEMENTS

                             Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended January 31, 2001, the Special Servicing Agreement expense charged to the Class S shares of the Fund amounted to $50,000 all of which is paid at January 31, 2001.

                             Effective December 29, 2000 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2001, the Distribution Fee was as follows:

                                                                                                UNPAID AT
                                                                                   TOTAL       JANUARY 31,
                             DISTRIBUTION FEE                                    AGGREGATED       2001
                             -----------------------------------------------------------------------------
                             Class B                                              $10,413        $2,926
                             Class C                                                5,672         2,482
                                                                                  -------        ------
                                                                                  $16,085        $5,408
                                                                                  =======        ======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2001 aggregated $6,048 of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2001, the CDSC for Class B aggregated $20 and there was no CDSC for Class C.

                             ADMINISTRATIVE SERVICES FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2001, the Administrative Services Fee was as follows:

                                                                                                           UNPAID AT
                                                                               TOTAL       FEES WAIVED    JANUARY 31,
                                       ADMINISTRATIVE SERVICES FEE           AGGREGATED      BY KDI          2001
                                       ------------------------------------------------------------------------------
                                       Class A                                $10,837         $ --          $ 6,553
                                       Class B                                  2,850          599            1,958
                                       Class C                                  1,577          318            1,582
                                                                              -------         ----          -------
                                                                              $15,264         $917          $10,093
                                                                              =======         ====          =======

NOTES TO FINANCIAL STATEMENTS

                             TRUSTEES' FEES AND EXPENSES. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, the Trustees' fees and expenses aggregated $21,249.

                             OTHER RELATED PARTIES. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2001, the Fund's custodian and transfer agent fees were reduced by $3,243 and $5,214, respectively, under these arrangements.

                             Effective December 29, 2000 transfer agent credits are no longer used to reduce Fund expenses.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          In early 2000, ZSI initiated a restructuring
                             program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization fees in the Statement of Operations of the Fund. In addition to certain costs incurred in the year ended July 31, 2000, in connection with the reorganization, increased costs for Class S shares were charged during the six months ended
                             January 31, 2001.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                   JANUARY 31, 2001                   JULY 31, 2000
                                                              --------------------------       ---------------------------
                                                                SHARES        DOLLARS            SHARES         DOLLARS
                                       SHARES SOLD
                                        Class AARP**             246,454    $  6,110,499               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S***             3,774,408      97,320,582       12,844,240      383,733,292
                                       -----------------------------------------------------------------------------------
                                        Class A*                 991,890      24,115,242           83,549        2,407,999
                                       -----------------------------------------------------------------------------------
                                        Class B*                 185,345       4,773,302           25,568          741,845
                                       -----------------------------------------------------------------------------------
                                        Class C*                 181,981       4,304,345           14,613          418,738
                                       -----------------------------------------------------------------------------------
                                                               5,380,078    $136,623,970       12,967,970    $ 387,301,874
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class AARP**               9,517    $    207,666               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S***               758,300      16,538,588          155,668        4,511,310
                                       -----------------------------------------------------------------------------------
                                        Class A*                  25,322         551,523               --               --
                                       -----------------------------------------------------------------------------------
                                        Class B*                   8,419         182,438               --               --
                                       -----------------------------------------------------------------------------------
                                        Class C*                   4,871         105,553               --               --
                                       -----------------------------------------------------------------------------------
                                                                 806,429    $ 17,585,768          155,668    $   4,511,310
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class AARP**             (36,750)   $   (789,321)              --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S***            (2,698,662)    (69,015,249)      (3,939,805)    (110,953,781)
                                       -----------------------------------------------------------------------------------
                                        Class A*                (271,072)     (6,491,538)          (6,638)        (191,187)
                                       -----------------------------------------------------------------------------------
                                        Class B*                  (7,763)       (188,054)             (45)          (1,567)
                                       -----------------------------------------------------------------------------------
                                        Class C*                 (14,285)       (328,467)          (2,217)         (66,523)
                                       -----------------------------------------------------------------------------------
                                                              (3,028,532)   $(76,812,629)      (3,948,705)   $(111,213,058)
                                       -----------------------------------------------------------------------------------
                                        REDEMPTION FEES
                                        Class AARP**                  --    $      6,230               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S***                    --         162,124               --          266,762
                                       -----------------------------------------------------------------------------------
                                        Class A*                      --              --               --               --
                                       -----------------------------------------------------------------------------------
                                        Class B*                      --              --               --               --
                                       -----------------------------------------------------------------------------------
                                        Class C*                      --              --               --               --
                                       -----------------------------------------------------------------------------------
                                                                      --    $    168,354               --    $     266,762
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class AARP**             219,221    $  5,535,074               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S***             1,834,045      45,006,045        9,060,103      277,557,583
                                       -----------------------------------------------------------------------------------
                                        Class A*                 746,141      18,175,227           76,911        2,216,812
                                       -----------------------------------------------------------------------------------
                                        Class B*                 186,001       4,767,686           25,523          740,278
                                       -----------------------------------------------------------------------------------
                                        Class C*                 172,566       4,081,431           12,396          352,215
                                       -----------------------------------------------------------------------------------
                                                               3,157,974    $ 77,565,463        9,174,933    $ 280,866,888
                                       -----------------------------------------------------------------------------------

                               * For the periods from May 1, 2000 (commencement
                                 of sales of Class A, B and C shares) to July
                                 31, 2000 and from August 1, 2000 to January 31, 2001, respectively.
                              ** For the period from October 2, 2000
                                 (commencement of sales of Class AARP shares) to January 31, 2001.
                             *** On May 1, 2000, existing shares of the Fund
                                 were redesignated as Class S.

NOTES

NOTES

TRUSTEES                          OFFICERS
HENRY P. BECTON, JR.              THOMAS V. BRUNS                   HOWARD SCHNEIDER
Trustee                           Vice President                    Vice President

LINDA C. COUGHLIN                 PETER CHIN                        BLAIR J. TREISMAN
Chairperson Trustee               Vice President                    Vice President
& President
                                  J. BROOKS DOUGHERTY               JOHN MILLETTE
DAWN-MARIE DRISCOLL               Vice President                    Vice President & Secretary
Trustee
                                  JAMES M. EYSENBACH                KATHRYN L. QUIRK
EDGAR R. FIEDLER                  Vice President                    Vice President &
Trustee                                                             Assistant Secretary
                                  JAMES E. FENGER
KEITH FOX                         Vice President                    JOHN R. HEBBLE
Trustee                                                             Treasurer
                                  WILLIAM F. GLAVIN
JOAN E. SPERO                     Vice President                    BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  SEWALL HODGES
JEAN GLEASON STROMBERG            Vice President                    CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  ROBERT J. HORTEN
JEAN C. TEMPEL                    Vice President
Trustee
                                  JAMES E. MASUR
STEVEN ZALEZNICK                  Vice President
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 03110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

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S21CGF-3 (3/28/01) 8746
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)